================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 27, 1998

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
      --------------------------------------------------------------------
      (Exact name of registrant as specified in its governing instruments)


         Delaware                        333-38073                13-3416059
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             World Financial Center
                                   North Tower
                            New York, New York 10281
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 449-0336

================================================================================

Item 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

Item 2. Acquisition or Disposition of Assets.

     On March 27, 1998, a single series of mortgage pass-through certificates, entitled Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as
Exhibit 4.1 and dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Registrant"), First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of sixteen classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO Certificates" (collectively, the "Offered Certificates"); and nine of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 401 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of March 1, 1998 (the "Cut-off Date") of approximately $1,088,330,822. Each Mortgage Loan is secured by a first mortgage lien on a fee simple estate in an income producing property with the exception of four Mortgage Loans which are fully secured by a leasehold estate in income-producing real property.

     One hundred sixty (160) of the Mortgage Loans (the "MLMC Loans") having an aggregate principal balance of approximately $631,231,877 (the "MLMC Balance"), were acquired by the Registrant from Merrill Lynch Mortgage Capital Inc. ("MLMC"), 223 of the Mortgage Loans (the "DFC Loans") having an aggregate principal balance of approximately $370,032,479 (the "DFC Balance"), were acquired by the Registrant from Daiwa Finance Corp. ("DFC"), and 18 of the Mortgage Loans (the "DREFC Loans"), having an aggregate principal balance of approximately $87,066,466 (the "DREFC Balance"), were acquired by the Registrant from Daiwa Real Estate Finance Corp. ("DREFC") pursuant to three Mortgage Loan Purchase Agreements, each dated as of March 1, 1998 (collectively, the "Purchase Agreements"), between the Registrant and MLMC, DFC or DREFC, as applicable. The purchase prices (collectively the "Purchase Price") for the Mortgage Loans under each Purchase Agreement consisted of a cash amount equal to (i) 100% of the related Balance plus (ii) interest accrued on the related Mortgage Loans at the related Mortgage Rate. The source of funds for payment of the Purchase Price was the proceeds derived from the sale of the Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and Daiwa Securities America Inc. ("Daiwa Securities") pursuant to an Underwriting Agreement, dated as of March 24, 1998 (the "Underwriting Agreement"), among the Registrant, MLPF&S and Daiwa Securities (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated as of March 27, 1998, among the Registrant, MLPF&S and Daiwa Securities (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of MLMC. On March 27, 1998, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling

Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

     The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:

                                                                       Initial Pass-Through
                Class                   Initial Certificate Balance            Rate
                -----                   ---------------------------            ----

A-1.................................    $229,904,000                          6.22%
A-2.................................    $559,138,000                          6.39%
B ..................................    $ 32,650,000                          (1)
C ..................................    $ 59,859,000                          (1)
D ..................................    $ 70,742,000                          (1)
E  .................................    $ 16,325,000                          (1)
IO  ................................    (2)                                   (3)
F  .................................    $ 59,858,000                          6.25%
G  .................................    $ 5,442,000                           6.25%
H  ...............................      $ 21,766,000                          6.25%
J   ...............................     $  5,442,000                          6.25%
K  ...............................      $ 27,204,822                          6.25%
L  ...............................      (4)                                   (4)
R-I.................................    N/A(5)                                N/A(5)
R-II................................    N/A(5)                                N/A(5)
R-III...............................    N/A(5)                                N/A(5)

----------

(1) The Pass-Through Rates applicable to the Class B, Class C, Class D and Class E Certificates will equal the Weighted Average Net Mortgage Rate minus 1.41%, 1.25%, 0.90% and 0.56%, respectively.

(2) The Class IO Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal.

(3) Holders of the Class IO Certificates will be entitled to receive distributions of interests in an amount equal to the aggregate interest accrued on the notional amount of each of its Components.

(4) The Class L Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal or interest, other than certain amounts.

(5) The Class R-1, Class R-II and Class R-III Certificates have no Certificate Balance and do not bear interest.

     The Offered Certificates and the Mortgage Loans are described in more detail in the Prospectus, dated February 25, 1998, and the Prospectus Supplement, dated March 24, 1998, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements - Not Applicable

     (b)  Pro Forma Financial Information - Not Applicable

     (c)  Exhibits

          1.1 Underwriting Agreement, dated as of March 24, 1998, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Daiwa Securities America Inc.

          4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor, First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, and Norwest Bank Minnesota, National Association as trustee.

          99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital Inc.

          99.2 Mortgage Loan Purchase Agreement, dated as of March 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Daiwa Finance Corp.

          99.3 Mortgage Loan Purchase Agreement, dated as of March 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Daiwa Real Estate Finance Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                By: /s/ Michael M. McGovern
                                    -----------------------------------
                                Name:  Michael M. McGovern
                                Title: Secretary and Director

Dated: April 10, 1998

                                  EXHIBIT INDEX

The following exhibits are being filed herewith:

Exhibit No.                   Description
-----------                   -----------

1.1 Underwriting Agreement, dated as of March 24, among Merrill Lynch Mortgage Investors, Inc., Merrill Lynch, Pierce, Fenner & Smith and Daiwa Securities
     America Inc.....................

4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc. as depositor, First Union National Bank as master servicer, CRIIMI MAE Services Limited Partnership as special servicer, and Norwest Bank Minnesota, National Association as trustee......

99.1 Mortgage Loan Purchase Agreement, dated as of March 1, 1998, between Merrill Lynch Mortgage Investors, Inc. and Merrill Lynch Mortgage Capital
     Inc..................................

99.2 Mortgage Loan Purchase Agreement, dated as of March 1, 1998 between Merrill
     Lynch Mortgage Investors, Inc. and Daiwa Finance Corp......................

99.3 Mortgage Loan Purchase Agreement, dated as of March 1, 1998 between Merrill
     Lynch Mortgage Investors, Inc. and Daiwa Real Estate Finance Corp..........